gray

Television • Digital • Mobile

Investor Presentation

March, 2015

Financial Information as of December 31, 2014

Introduction

Certain statements in this presentation constitute "forward-looking statements" within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995 and other federal and state securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such "forward-looking statements." Factors that could cause our actual results to differ materially from those expressed or implied by any forward-looking statements are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2014 and may be contained in our other reports subsequently filed with the SEC.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses and free cash flow are contained in the appendix and also available on the Company's web site at www.gray.tv

gray

Television • Digital • Mobile

Company Overview

Gray Has a Diverse and National Footprint

44 markets reaching approximately 8% of US TV households



North Platte, NE
Helena, MT
Great Falls, MT
Rapid City, SD
Sioux Falls, SD
Bismarck, ND
Fargo, ND
Lincoln, NE
Omaha, NE
Wausau - Rhinelander, WI
La Crosse - Eau Claire, WI
Madison, WI
Rockford, IL
Lansing, MI
Flint, MI
South Bend, IN
Toledo, OH
Parkersburg, WV
Lexington, KY
Harrisonburg, VA
Charleston-Huntington, WV
Charlottesville, VA
Hazard, KY
Greenville - New Bern - Washington, NC
Bowling Green, KY
Knoxville, TN
Augusta, GA
Albany, GA
Tallahassee, FL - Thomasville, GA
Panama City, FL
Dothan, AL
Meridian, MS
Monroe, LA
Alexandria, LA
Waco-Temple - Bryan, TX
Laredo, TX
Sherman, TX - Ada, OK
Wichita - Hutchinson, KS
Colorado Springs - Pueblo, CO
Grand Junction, CO
Topeka, KS
Reno, NV
Cheyenne, WY
Casper, WY
Gray TV Station
State Capital in DMA

Combination Snapshot

($ in Millions)

	As Reported		Pro Forma All Acquisitions	
Financial Profile Blended 2 year Average '14A-'13A Revenue '14A-'13A BCF '14A-'13A OCF	$427 $175 $154		$522 $215 $200	
Political Revenue	2012 $86	2014 $82	2012 $118	2014 $85
Scale Stations Non-Duplicated Markets TV Households Reach	76 44 9.4 million (8.0%)			
Asset Quality #1 / #2 Stations	41 of 44			
Big 4 Network Affiliated Channels				

FOX 10
CBS 26
abc 16
NBC 24

Source: Company filings

Investment Highlights

- ✓ A Leading Television Broadcaster in Diverse Mid Markets with Dominant Market Positions
  - ✓ 140 program streams and 76 "Big 4" network affiliations
  - ✓ #1 or #2 market rank in 41/44 markets; #1 news ranking in 28/44 markets
- ✓ Improving Advertising Market and Diversification of Revenue Mix
- ✓ Large Political Upside in Election Years with Presence in Key States
- ✓ Strong Growth in Net Retransmission Revenue and Increasing Leverage With Networks
- ✓ Successful New Media Initiatives and Spectrum Upside
- ✓ Robust Free Cash Flow Generation Over a Two Year Cycle
- ✓ Experienced Management Team With Track Record of Successful Integrations

Operational Strategy Focused on Market Leadership and Growth

- Maintain and grow our market leadership position
- Pursue selective strategic transactions
- Continue to prudently invest in local content and news, syndicated programs, top talent and community relationships
- Seek new media opportunities – currently operate web, mobile and desktop applications in all of our markets
- Monetize digital spectrum through growth in spectrum channels
- Drive free cash flow generation



Maintain Leadership and Grow Free Cash Flow
Monetize Spectrum
Accretive Partnerships
Internet and Socialization
Retransmission Revenue
Political Revenue
Core Advertising Growth

The Importance of Being #1


Price Leadership
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- Greater purchasing power and leverage with MVPDs, networks and programmers
- Deliver higher margins
- Maximize free cash flow
- Attract and retain high quality talent

(1) Number of Gray stations ranked #1; Pro Forma for the Acquisitions

Long History of Being #1 in the Market


CBS
10
13
12
13
11
13
11
14
14
'05/'06 '06/'07 '07/'08 '08/'09 '09/'10 10/'11 11/'12 12/'13 13/'14

	'05/'06	'06/'07	'07/'08	'08/'09	'09/'10	10/'11	11/'12	12/'13	13/'14
CBS National Ranking	1	1	2	1	1	1	1	1	1


15
11
13
12
17
13
11
11
14
'05/'06 '06/'07 '07/'08 '08/'09 '09/'10 '10/'11 11/'12 12/'13 13/'14

	'05/'06	'06/'07	'07/'08	'08/'09	'09/'10	'10/'11	11/'12	12/'13	13/'14
NBC National Ranking		3	4	4	4	4	4	3	3


abc
4
5
5
5
5
6
5
5
5
'05/'06 '06/'07 '07/'08 '08/'09 '09/'10 '10/'11 11/'12 12/'13 13/'14

	'05/'06	'06/'07	'07/'08	'08/'09	'09/'10	'10/'11	11/'12	12/'13	13/'14
ABC National Ranking		2	2	3	2	2	2	2	2

Dominate Local News & Information

- Gray's late local news outperforms the national average by 73%
- Gray's 6PM newscasts outperform the national average by 66%
- Better than national average for all major affiliate news programs



National Average vs. Gray
November '14 Household Share
15
25
11
19
6PM News
Late News
NSI National Average
Gray Average of All Stations



CBS vs. Gray
November '14 Household Share
10
14
9
17
12
12
5
11
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show
CBS
Gray



NBC vs. Gray
November '14 Household Share
13
26
11
28
9
11
7
18
The Today Show
Network News
Prime (Mon–Sun)
The Tonight Show
Gray



ABC vs. Gray
November '14 Household Share
16
30
11
23
10
14
5
12
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline
abc
Gray

Stable Markets – Concentration on DMAs 61-208 With Focus on State Capitals / Collegiate Presence

gray

Market	College(s)	Approximate Enrollment
Waco, TX		75
Topeka, KS		53
Lansing, MI		50
Tallahassee, FL	Florida A&M University	43
Madison, WI		43
Lexington, KY		30
Knoxville, TN		27
Lincoln, NE		25
Greenville, NC		22
Toledo, OH		21
Charlottesville, VA		21
Bowling Green, KY		21

Market	College(s)	Approximate Enrollment
Reno, NV		20
Harrisonburg, VA	JMU	20
Sioux Falls, SD		13
Cheyenne, WY		11
Charleston-Huntington, WV		10
Monroe, LA		9
Flint, MI		9
Colorado Springs, CO		9
South Bend, IN		8
Bismarck, ND		4
Great Falls, MT	University of Great Falls; Great Falls College	2
Helena, MT		1

- Gray stations cover 12 state capitals and 24 university towns
- Enrollment of approximately 547,000 students
- Better demographics, more stable economies

Note: Shading indicates DMA includes state capital. Enrollment in thousands;.

Diversification Across Networks and Markets

Station Mix

140 Total Program Streams:

76 Big 4 Affiliates:
- 26 CBS
- 24 NBC
- 16 ABC
- 10 FOX

73 Additional Program Streams with:[(2)]
- 17 CW
- 2 Telemundo
- 17 MyNetwork TV
- 17 ME TV
- 6 Antenna TV
- 2 This TV Network
- 1 Movies
- 1 H&I
- 10 Local News/Weather

2014PF Revenue: Top 10 Markets [(1)]



Charleston, WV 6%
Lexington, KY 5%
Omaha, NE 5%
Waco, TX 4%
Lincoln, NE 4%
Colorado Springs, CO 4%
Flint, MI 4%
Tallahassee, FL 4%
Toledo, OH 3%
Fargo, ND 3%
Other 58%

2014PF BCF: Top 10 Markets [(1), (3)]



Charleston, WV 9%
Lexington, KY 6%
Omaha, NE 5%
Colorado Springs, CO 5%
Tallahassee, FL 5%
Fargo, ND 4%
Monroe, LA 4%
Lincoln, NE 4%
Madison, WI 4%
Alexandria, LA 4%
Other 50%

2014PF Revenue by Affiliate: $572mm [(1)]



FOX 3%
All Secondary Channels & Other 2%
abc 19%
CBS 39%
NBC 37%

2014PF BCF by Affiliate: $251mm [(1), (3)]



FOX 3%
All Secondary Channels & Other 1%
abc 15%
CBS 40%
NBC 41%

(1) Pro forma for the Acquisitions
(2) Certain program channels are affiliated with more than one additional network simultaneously
(3) Excludes corporate expenses

Revenue Mix Continues to Diversify

- Growth in net revenue, driven by increases in core revenue, political, retransmission and internet revenues
- Revenue mix continues to diversify from traditional ad-based sources to new media – Internet and subscriber driven – and retransmission revenue
- Diversification lowers overall revenue volatility

2010A Net Revenue Mix: $346mm (1)


Other 4%
Internet 4%
Retransmission 5%
Political 17%
Local 53%
National 17%

2014A Net Revenue Mix: $508mm (1)


Internet 6%
Other 2%
National 13%
Local 48%
Retransmission 15%
Political 16%

2014PF Net Revenue Mix: $572mm (1)


Internet 5%
Other 3%
National 13%
Local 49%
Retransmission 15%
Political 15%

(1) 2010A and 2014A reflect Gray actual data per Company; 2014PF includes the Acquisitions

Long-Term Network Affiliate Agreements

CBS

# of Channels	Renewal Date
26	8-31-19
26	

abc

# of Channels	Renewal Date
3	12-31-17
13	12-31-18
16	

NBC

# of Channels	Renewal Date
24	12-31-18
24	

FOX

# of Channels	Renewal Date
10	6-30-17
10	

Strong Growth in Retransmission Revenue

Gray TV Retransmission Revenue (1)

- Approximately 9.6 million Big-4 Affiliate subscribers total across all markets
- Approximately 0.8 million Big-4 Affiliate subscribers will re-price end of 2015
- Approximately 3.8 million Big-4 Affiliate subscribers will re-price end of 2016
- Approximately 5.0 million Big-4 Affiliate subscribers will re-price between 12/31/17 and 6/30/18
- Potential upside from price increases vs. existing contracts



($ in millions)
Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
1.0
1.6
2.4
3.0
15.6
18.8
20.2
33.8
5.6
28.2
39.8
7.6
32.2
74.9
19.6
55.3
57.1
13.5
43.6
85.1
23.7
61.4
148.0
70.0
78.0
162.8
81.4
81.4
180.0
90.0
90.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2013PF
2014PF
2015 Estimate (2)
2016 Estimate (2)
2017 Estimate (2)

(1) Gray actual data per Company; 2013PF and 2014 PF includes the Acquisitions
(2) 2015 per current Company estimate. 2016 & 2017 assume 10% per annum growth in Retransmission Revenue and Network Affiliation fees (a.k.a. "Network Reverse Comp." equal to 50% of retransmission revenue. Actual results may vary from current estimates.

Gray is A Leading Beneficiary of Political Revenue with Large Upside

Gray TV Political Commentary

- $82 Million Actual & $85 Million Pro Forma in 2014 – New Record Non-Presidential Year
- 2011 - Off Year Record $13.5 million
- Gray operates in key battleground states
  - #1 stations can capture over 50% of the political budget for a market
- Recent Supreme Court decisions removing limits on campaign spending have driven and are expected to further drive incremental revenue
- Revenue from issue-based political advertising expected to further drive growth

2012 Political Revenue as % of Total (1), (2)



21.2%
21.2%
15.1%
13.8%
10.4%
9.6%
PF Gray TV
Gray TV
Media General
Lin TV
Nexstar
Sinclair

Gray TV Political Revenue (1), (2)



($ in millions)
$48
$58
$86 New Record Presidential Year
$82 New Record Non-Presidential Year
$118
$85
2008
2010
2012
2014
2012PF
2014PF

Strong Presence in Key Election States (3)



GTN Overlap with Key Elections

(1) Gray, Media General, Lin TV, Nexstar, and Sinclair figures per company filings
(2) 2012PF and 2014 PF includes Gray and the Acquisitions and assumes 15% agency commission discount on gross political revenues for the Acquisitions
(3) Represents key political states in 2014 elections

Source: Politico, Electoral-vote.com, FiveThirtyEight.com, and University of Virginia Center for Politics

Successful Digital Media Initiatives

- Operate web and mobile applications in all markets
- Focused on local content: news, weather, sports
- All sites have converted to responsive design
- "Moms Everyday" digital vertical; deployed in each Gray TV market and continues to expand to other markets
- Full service digital solutions

Gray TV Digital Media Revenue (1)

($ in millions)



2009-2014 CAGR: 20%
$11.4
$13.4
$20.1
$25.0
$25.4
$28.2
$28.1
$29.5
2009
2010
2011
2012
2013
2014
2013PF
2014PF

	2009	2010	2011	2012	2013	2014	2013PF	2014PF
% of Total Revenue	4.2%	3.9%	6.5%	6.2%	7.3%	5.6%	5.9%	5.2%



NEWS10 WILX
NEWS 10 HD
WILX.com
COPYRIGHT 2013
GRAY TELEVISION GROUP, INC.



(1) Gray Standalone data per company filings; 2013PF and 2014PF includes the Acquisitions

gray

Television • Digital • Mobile

Financial Overview

Gray Historical Financial Summary

Net Revenue (1)



LTM
L8QA
$346
$308
$307
$327
$405
$356
$346
$376
$508
$427
$473
$514
$572
$522
2010
2011
2012
2013
2014
2013PF
2014PF

	2010	2011	2012	2013	2014	2013PF	2014PF
L8QA Growth	3%	6%	9%	5%	14%	--	2%
LTM 2-Yr. Growth	6%	14%	17%	13%	25%	--	3%

Operating Cash Flow (1)

($ in millions)



LTM
L8QA
$136
$104
$97
$117
$174
$136
$114
$144
$195
$155
$171
$213
$229
$200
2010
2011
2012
2013
2014
2013 PF
2014 PF

	2010	2011	2012	2013	2014	2013 PF	2014 PF
L8QA Margin	34%	36%	38%	39%	38%	41%	38%
LTM Margin	39%	32%	43%	33%	36%	36%	40%

Capital Expenditures (1)

($ in millions)



Actual CapEx
PF CapEx
$29
$27
$19
$21
$23
$24
$32
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
% of Revenue(2)	6%	7%	6%	7%	6%
% of PF Revenue(3)	-	-	5%	6%	6%

(1) Gray actual data per Company; 2013PF, 2014 include the Acquisitions
(2) Gray standalone Capex as a percentage of Gray standalone Revenue
(3) PF Capex as a percentage of PF Revenue

Strong Free Cash Flow Conversion

- Gray realized record free cash flow of $95 million in 2014
- Gray's free cash flow is expected to increase with the Acquisitions due to the incremental OCF, expected tax savings and moderate increase in CAPEX
- Gray will also benefit from ~$160 million in net operating loss carryforwards

Presidential Election Year 2012 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
54.6%
$174
$95
$23
$56
<$1
59.5%
$254
$151
$29
$73
<$1
2012
2012PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2013 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
34.2%
$114
$39
$24
$51
<$1
40.9%
$171
$70
$27
$73
<$1
2013
2013PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Presidential Election Year 2014 OCF Buildup (1), (2)



($ in millions)
Increase in FCF as % of OCF
48.7%
$195
$95
$32
$67
<$1
53.7%
$229
$123
$32
$73
<$1
2014
2014PF
Taxes
Capex, Net
Interest
Free Cash Flow

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF, 2013PF and 2014PF figures include the Acquisitions

Prudent Balance Sheet Management Leads to Deleveraging

- Gray has significantly reduced secured and total leverage from historical levels
- Gray's strategic investments have diversified its revenue base, allowing for significant free cash flow in both political and non-political years

Net Financial Leverage (1), (2)

($ in millions)



Secured Debt/OCF
Net Debt / OCF
Preferred Stock / OCF
7.5x
3.2x
4.0x
6.1x
2.1x
3.9x
5.7x
4.6x
1.1x
6.0x
3.4x
2.6x
2011
2012
2013
2014

	2011	2012	2013	2014
Net Debt(3)	$832	$824	$823	$1,201
Net Debt + Preferred Stock	$872	$824	$823	$1,201
L8QA OCF	$117	$136	$144	$200PF

(1) Leverage shown on a two year blended basis to account for biennial shifts in political revenues
(2) Gray actual data per company filings; 12/31/14PF includes the Acquisitions
(3) Debt net up to $30 million of cash

Capitalization

Current Capitalization

($ in Millions)

	12/31/2014		
	$	Cum. xL8QA OCF [1]	Cum. xLTM OCF [2]
Cash & Equivalents	$30.8		
Priority Revolver ($50MM) due 2019	-	0.0x	0.0x
Term Loan B due 2021 (LIBOR + 3% with LIBOR Floor of 0.75%)	$556.4	2.78x	2.43x
Secured Debt	**$556.4**	**2.78x**	**2.43x**
7.5% Senior Notes due 10/2020	675.0	6.14x	5.37x
Total Debt	**$1,231.4**	**6.14x**	**5.37x**
Net Debt [5]	*$1,201.4*	*6.00x*	*5.24x*
		$200.4	$229.3

Source: Company financials and management estimates

[1] Based on Gray's L8QA 12/31/14 Pro Forma OCF

[2] Based on Gray's LTM 12/31/14 Pro Forma OCF

[3] Based on Gray's Pro forma L8QA 12/31/14 OCF for all Acquisitions

[4] Based on Gray's Pro forma LTM 12/31/14 OCF for all Acquisitions

[5] Net of up to $30MM in cash

gray

Television • Digital • Mobile

Questions & Answers

gray

Television • Digital • Mobile

Appendix

Glossary

"Acquisitions":	The Hoak Acquisition and Gray's other previously completed acquisitions of Rapid Cities, Prime Cities, Lockwood, Yellowstone, KJCT, Montana and SJL unless otherwise specified
"Excalibur" (Excalibur Broadcasting, Inc.):	A television broadcaster with two stations (KJCT, KKHD) whose financial results are consolidated with those of Gray in accordance with GAAP from October 31, 2013 through December 15, 2014
"Gray" (Gray Television, Inc.):	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States; its results are consolidated with those of Excalibur under GAAP from October 31, 2013 through December 15, 2014
"Hoak Media" (Hoak Media, LLC):	A television broadcaster with 22 stations that was acquired by Gray on June 13, 2014
"Hoak":	Hoak Media and Parker combined, excluding stations divested to Nexstar or Mission
"Hoak Acquisition":	Gray's acquisition or operation of 15 Hoak television stations, which closed on June 13, 2014
"KJCT":	Station acquired by Excalibur from News-Press and Gazette on October 31, 2013
"Lockwood":	CW affiliated station WQCW in Charleston, WV, acquired by Gray from Lockwood on April 1, 2014
"Montana":	Three stations acquired by Gray from Intermountain West Communications Company (two stations) and Rocky Mountains Broadcasting (one station) in Q4, 2014
"Operating Cash Flow" or "OCF":	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments for closed acquisitions. See appendix herein and Gray's website at www.gray.tv for definition and reconciliations of non-GAAP terms.
"Parker" (Parker Broadcasting, Inc.):	A television broadcast company with three stations that we operate under SSA's
"Prime Cities":	Two stations acquired by Gray from Prime Cities Broadcasting, Inc. on May 1, 2014
"Pro Forma" or "PF":	Reflects combined historical results, position, or statistics of Gray and the specified acquisitions; pro forma financial results give effect to the specified acquisitions as if they had occurred at the beginning of the relevant period including any financing related to the specified acquisitions
"Rapid Cities":	Two stations acquired by Gray from Mission TV, LLC on May 1, 2014
"SJL":	Two ABC stations in Flint, MI and Toledo, OH, acquired by Gray from affiliates of SJL Holdings on September 15, 2014

Pro Forma Non-GAAP Reconciliation

Gray Television Inc. Pro Forma Non-GAAP Reconciliation

	2012	2013	2014	L8QA 2013	L8QA 2014
Net income	$ 59,350	$ 29,243	$ 90,096	$ 44,297	$ 59,670
Adjustments to reconcile from net income to					
Broadcast Cash Flow Less Cash Corporate Expenses:					
Depreciation	31,838	32,202	33,794	32,020	32,998
Amortization of intangible assets	825	892	8,360	859	4,626
Non-cash stock based compensation	878	1,974	5,012	1,426	3,493
Gain on disposals of assets, net	(69)	850	(28,854)	391	(14,002)
Miscellaneous income, net	2,823	1,627	290	2,225	959
Interest expense	76,975	75,019	75,232	75,997	75,126
Loss on early extinguishment of debt	46,683	-	5,086	23,342	2,543
Income tax expense	26,468	16,906	34,837	21,687	25,872
Amortization of program broadcast rights	12,969	13,090	12,871	13,030	12,981
Common stock contributed to 401(k) plan			-		
excluding corporate 401(k) contributions	26	28	25	27	27
Network compensation revenue recognized	(627)	(615)	(456)	(621)	(536)
Network compensation per network	-	-	-		
affiliation agreement	(60)	-	-	(30)	-
Payments for program broadcast rights	(13,727)	(13,156)	(15,087)	(13,442)	(14,122)
Other items	599	(550)	2,788	25	1,119
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	244,951	157,510	223,994	201,231	190,752
Corporate and administrative expenses excluding					
depreciation, amortization of intangible assets					
and non-cash stock based compensation	17,631	21,073	27,135	19,352	24,104
Broadcast Cash Flow	$ 262,582	$ 178,583	$ 251,129	$ 220,583	$ 214,856
Broadcast Cash Flow Less Cash Corporate Expenses	$ 244,951	$ 157,510	$ 223,994	$ 201,231	$ 190,752
Pension Expense	7,874	8,626	6,126	8,250	7,376
Pension Cash Funding	(9,402)	(4,748)	(6,770)	(7,075)	(5,759)
Other items	10,546	10,128	5,901	10,337	8,015
Operating Cash Flow as defined in the credit agreement	$ 253,969	$ 171,516	$ 229,251	$ 212,743	$ 200,384
Less interest expense	(76,975)	(75,019)	(75,232)	(75,997)	(75,126)
Addback amortization of deferred financing	2,723	1,903	2,970	2,313	2,437
Less capital expenditures, net of insurance proceeds	(28,882)	(27,374)	(32,215)	(28,128)	(29,795)
Less cash taxes	(836)	(519)	(401)	(678)	(460)
Addback amortization of original issue discount	1,127	(9)	(863)	559	(436)
Free Cash Flow	$ 151,126	$ 70,498	$ 123,510	$ 110,812	$ 97,004

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Twelve Months Ended December 31, 2012			
	Gray Actual	Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 28,129	$ 42,731	$ (11,510)	$ 59,350
Adjustments to reconcile from net income to Broadcast Cash Flow Less Cash Corporate Expenses:				
Depreciation	23,133	8,705	-	31,838
Amortization of intangible assets	75	750	-	825
Non-cash stock based compensation	878	-	-	878
Gain on disposals of assets, net	(31)	(38)	-	(69)
Miscellaneous income, net	(2)	2,825	-	2,823
Interest expense	59,443	6,022	11,510	76,975
Loss on early extinguishment of debt	46,683	-	-	46,683
Income tax expense	19,188	7,280	-	26,468
Amortization of program broadcast rights	11,081	1,888	-	12,969
Common stock contributed to 401(k) plan	-	-	-	-
excluding corporate 401(k) contributions	26	-	-	26
Network compensation revenue recognized	(627)	-	-	(627)
Network compensation per network	-	-	-	-
affiliation agreement	(60)	-	-	(60)
Payments for program broadcast rights	(11,839)	(1,888)	-	(13,727)
Other items	-	81	518	599
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	176,077	68,356	518	244,951
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	15,049	1,731	851	17,631
Broadcast Cash Flow	$ 191,126	$ 70,087	$ 1,369	$ 262,582
Broadcast Cash Flow Less Cash Corporate Expenses	$ 176,077	$ 68,356	$ 518	$ 244,951
Pension Expense	7,874	-	-	7,874
Pension Cash Funding	(9,402)	-	-	(9,402)
Other items	(399)	29	10,916	10,546
Operating Cash Flow as defined in the credit agreement	174,150	68,385	11,434	253,969
Less interest expense	(59,443)	(6,022)	(11,510)	(76,975)
Addback amortization of deferred financing	2,723	-	-	2,723
Less capital expenditures, net of insurance proceeds	(22,937)	(1,945)	(4,000)	(28,882)
Less cash taxes	(836)	-	-	(836)
Addback amortization of original issue discount	1,127	-	-	1,127
Free Cash Flow	$ 94,784	$ 60,418	$ (4,076)	$ 151,126

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Twelve Months Ended December 31, 2013			
	Gray Actual	Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 18,288	$ 27,975	$ (17,020)	$ 29,243
Adjustments to reconcile from net income to				
Broadcast Cash Flow Less Cash Corporate Expenses:				
Depreciation	24,096	8,106	-	32,202
Amortization of intangible assets	336	556	-	892
Non-cash stock based compensation	1,974	-	-	1,974
Gain on disposals of assets, net	765	85	-	850
Miscellaneous income, net	-	1,627	-	1,627
Interest expense	52,445	5,554	17,020	75,019
Loss on early extinguishment of debt	-	-	-	-
Income tax expense	13,147	3,759	-	16,906
Amortization of program broadcast rights	11,367	1,723	-	13,090
Common stock contributed to 401(k) plan	-	-	-	-
excluding corporate 401(k) contributions	28	-	-	28
Network compensation revenue recognized	(615)	-	-	(615)
Network compensation per network	-	-	-	-
affiliation agreement	-	-	-	-
Payments for program broadcast rights	(11,433)	(1,723)	-	(13,156)
Other items	-	728	(1,278)	(550)
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	110,398	48,390	(1,278)	157,510
Corporate and administrative expenses excluding				
depreciation, amortization of intangible assets				
and non-cash stock based compensation	17,836	1,273	1,964	21,073
Broadcast Cash Flow	$ 128,234	$ 49,663	$ 686	$ 178,583
Broadcast Cash Flow Less Cash Corporate Expenses	$ 110,398	$ 48,390	$ (1,278)	$ 157,510
Pension Expense	8,626	-	-	8,626
Pension Cash Funding	(4,748)	-	-	(4,748)
Other items	(477)	32	10,573	10,128
Operating Cash Flow as defined in the credit agreement	113,799	48,422	9,295	171,516
Less interest expense	(52,445)	(5,554)	(17,020)	(75,019)
Addback amortization of deferred financing	1,903	-	-	1,903
Less capital expenditures, net of insurance proceeds	(23,817)	(557)	(3,000)	(27,374)
Less cash taxes	(519)	-	-	(519)
Addback amortization of original issue discount	(9)	-	-	(9)
Free Cash Flow	$ 38,912	$ 42,311	$ (10,725)	$ 70,498

Pro Forma Non-GAAP Reconciliation (continued)

	Pro Forma Twelve Months Ended December 31, 2014			
	Gray Actual	Acquisitions	Pro forma Adjustments	Gray Pro forma
Net income	$ 48,061	$ 45,282	$ (3,247)	$ 90,096
Adjustments to reconcile from net income to				
Broadcast Cash Flow Less Cash Corporate Expenses:				
Depreciation	30,248	3,546	-	33,794
Amortization of intangible assets	8,297	63	-	8,360
Non-cash stock based compensation	5,012	-	-	5,012
Gain on disposals of assets, net	623	(29,477)	-	(28,854)
Miscellaneous income, net	(23)	313	-	290
Interest expense	68,913	3,072	3,247	75,232
Loss on early extinguishment of debt	5,086	-	-	5,086
Income tax expense	31,736	3,101	-	34,837
Amortization of program broadcast rights	12,871	-	-	12,871
Common stock contributed to 401(k) plan	-	-	-	-
excluding corporate 401(k) contributions	25	-	-	25
Network compensation revenue recognized	(456)	-	-	(456)
Network compensation per network affiliation agreement	-	-	-	-
Payments for program broadcast rights	(15,087)	-	-	(15,087)
Other items	-	2,788	-	2,788
Broadcast Cash Flow Less Cash Corporate Expenses; a.k.a. "Adjusted EBITDA"	195,306	28,688	-	223,994
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock based compensation	25,671	1,464	-	27,135
Broadcast Cash Flow	$ 220,977	$ 30,152	$ -	$ 251,129
Broadcast Cash Flow Less Cash Corporate Expenses	$ 195,306	$ 28,688	$ -	$ 223,994
Pension Expense	6,126	-	-	6,126
Pension Cash Funding	(6,770)	-	-	(6,770)
Other items	-	-	5,901	5,901
Operating Cash Flow as defined in the credit agreement	194,662	28,688	5,901	229,251
Less interest expense	(68,913)	(3,072)	(3,247)	(75,232)
Add back amortization of deferred financing	2,970	-	-	2,970
Less capital expenditures, net of insurance proceeds	(32,215)	-	-	(32,215)
Less cash taxes	(401)	-	-	(401)
Addback amortization of original issue discount	(863)	-	-	(863)
Free Cash Flow	$ 95,240	$ 25,616	$ 2,654	$ 123,510

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